Exhibit 99.2

Supplemental and Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other (expense) income, (iv) adjusted income tax expense, (v) adjusted income from continuing operations, (vi) adjusted diluted earnings per share, and (vii) sales adjusted for the impact of acquisitions and other items (as defined in the Organic Sales section of this document).

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “excluding the impact of changes in foreign currency exchange rates” or “constant currency.” Management believes organic sales and sales in constant currency are useful measures for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income, operating expenses and other (expense) income adjusted for restructuring, integration and other expenses, including acquisition or divestiture related costs and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income, operating expenses and other (expense) income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in many cases, for measuring performance for compensation purposes.

Additional non-GAAP metrics management uses are adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales and adjusted operating expense to gross profit ratio, which is defined as adjusted operating expenses (as defined above) divided by gross profit.

Management also believes income tax expense, income from continuing operations and diluted earnings per share from continuing operations adjusted for the impact of the items described above and certain items impacting income tax expense are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Other metrics management monitors in its assessment of business performance include return on working capital (ROWC), return on capital employed (ROCE) and working capital velocity (WC velocity).

•

ROWC is defined as annualized adjusted operating income (as defined above) divided by the sum of the monthly average balances of receivables and inventories less accounts payable from both continuing and discontinued operations.

•

ROCE is defined as annualized, tax effected adjusted operating income (as defined above) divided by the monthly average balances of interest-bearing debt and equity (including the impact of adjustments to operating income discussed above) less cash and cash equivalents from both continuing and discontinued operations.

•

WC velocity is defined as annualized adjusted sales divided by the sum of the monthly average balances of receivables and inventories less accounts payable from both continuing and discontinued operations.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP.

		Fiscal Year 2017
		Quarters Ended
	Fiscal	July 1,	April 1,	December 31,	October 1,
	2017*	2017*	2017*	2016*	2016*
		($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,770,627	$495,210	$480,190	$431,555	$363,672
Amortization of intangible assets and other - continuing operations	(54,526)	(19,822)	(22,497)	(9,829)	(2,378)
Adjusted operating expenses - continuing operations	1,716,101	475,388	457,693	421,726	361,294

GAAP operating income - continuing operations	$461,400	$93,373	$114,283	$124,230	$129,514
Restructuring, integration and other expenses - continuing operations	137,415	42,033	35,513	30,400	29,469
Amortization of intangible assets and other - continuing operations	54,526	19,822	22,497	9,829	2,378
Adjusted operating income - continuing operations	653,341	155,228	172,293	164,459	161,361

GAAP other (expense) income, net - continuing operations	$(44,305)	$(13,495)	$19,439	$(36,514)	$(13,734)
Unrealized (gain) loss on marketable securities and other - continuing operations	765	14,624	(13,859)	-	-
Acquisition related FX hedging and financing costs - continuing operations	43,707	-	-	32,700	11,007
Adjusted other (expense) income, net - continuing operations	167	1,129	5,580	(3,814)	(2,727)

GAAP income before income taxes- continuing operations	310,404	54,705	106,188	60,968	88,544
Restructuring, integration and other expenses - continuing operations	137,415	42,033	35,513	30,400	29,469
Amortization of intangible assets and other - continuing operations	54,526	19,822	22,497	9,829	2,378
Unrealized (gain) loss on marketable securities and other - continuing operations	765	14,624	(13,859)	-	-
Acquisition related FX hedging and financing costs - continuing operations	43,707	-	-	32,700	11,007
Adjusted income before income taxes - continuing operations	546,817	131,184	150,339	133,897	131,398

GAAP income tax expense (benefit) - continuing operations	$47,053	$(18,574)	$16,268	$28,503	$20,856
Restructuring, integration and other expenses - continuing operations	45,403	16,324	12,455	7,378	9,246
Amortization of intangible assets and other - continuing operations	14,670	6,654	5,077	2,342	597
Unrealized (gain) loss on marketable securities and other - continuing operations	1,381	6,812	(5,431)	-	-
Acquisition related FX hedging and financing costs - continuing operations	6,968	-	-	4,230	2,738
Discrete income tax expense (benefit) items - continuing operations	14,695	14,987	7,712	(9,369)	1,365
Adjusted income tax expense - continuing operations	130,170	26,203	36,081	33,084	34,802

GAAP income - continuing operations	$263,351	$73,279	$89,920	$32,465	$67,688
Restructuring, integration and other expenses (net of tax) - continuing operations	92,012	25,709	23,058	23,022	20,223
Amortization of intangible assets and other (net of tax) - continuing operations	39,856	13,168	17,420	7,487	1,781
Unrealized (gain) loss on marketable securities and other (net of tax) - continuing operations	(616)	7,812	(8,428)	-	-
Acquisition related FX hedging and financing costs (net of tax) - continuing operations	36,739	-	-	28,470	8,269
Discrete income tax expense (benefit) items - continuing operations	(14,695)	(14,987)	(7,712)	9,369	(1,365)
Adjusted income - continuing operations	416,647	104,981	114,258	100,813	96,596

GAAP diluted EPS - continuing operations	$2.05	$0.59	$0.69	$0.25	$0.52
Restructuring, integration and other expenses (net of tax) - continuing operations	0.73	0.21	0.18	0.18	0.16
Amortization of intangible assets and other (net of tax) - continuing operations	0.32	0.11	0.14	0.06	0.01
Unrealized (gain) loss on marketable securities and other (net of tax) - continuing operations	(0.01)	0.06	(0.07)	-	-
Acquisition related FX hedging and financing costs (net of tax) - continuing operations	0.28	-	-	0.22	0.06
Discrete income tax expense (benefit) items - continuing operations	(0.13)	(0.13)	(0.06)	0.07	(0.01)
Adjusted diluted EPS - continuing operations	3.24	0.84	0.88	0.77	0.74

* May not foot due to rounding

		Fiscal Year 2016
		Quarters Ended
	Fiscal	July 2,	April 2,	January 2,	October 3,
	2016*	2016*	2016*	2016*	2015*
		($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,460,273	$366,291	$362,064	$354,858	$377,060
Amortization of intangible assets and other - continuing operations	(9,784)	(2,222)	(2,442)	(2,272)	(2,848)
Adjusted operating expenses - continuing operations	1,450,489	364,069	359,622	352,586	374,212

GAAP operating income - continuing operations	$572,912	$120,180	$150,024	$136,117	$166,591
Restructuring, integration and other expenses - continuing operations	44,761	9,306	8,854	14,083	12,518
Amortization of intangible assets and other - continuing operations	9,784	2,222	2,442	2,272	2,848
Adjusted operating income - continuing operations	627,457	131,708	161,320	152,472	181,957

GAAP other (expense) income, net - continuing operations	$(2,963)	$(3,247)	$1,453	$(2,052)	$883
Other expense	(62)	(62)	-	-	-
Adjusted other (expense) income, net - continuing operations	(3,025)	(3,309)	1,453	(2,052)	883

GAAP income before income taxes- continuing operations	478,013	89,383	130,089	113,100	145,443
Restructuring, integration and other expenses - continuing operations	44,761	9,306	8,854	14,083	12,518
Amortization of intangible assets and other - continuing operations	9,784	2,222	2,442	2,272	2,848
Other expense	(62)	(62)	-	-	-
Adjusted income before income taxes - continuing operations	532,496	100,849	141,385	129,455	160,809

GAAP income tax expense - continuing operations	$87,104	$17,330	$22,297	$10,959	$36,518
Restructuring, integration and other expenses - continuing operations	15,463	3,389	3,057	4,570	4,447
Amortization of intangible assets and other - continuing operations	2,598	735	468	618	777
Discrete income tax expense (benefit) items - continuing operations	23,692	4,033	8,463	12,048	(852)
Adjusted income tax expense - continuing operations	128,857	25,487	34,285	28,195	40,890

GAAP income - continuing operations	$390,909	$72,053	$107,792	$102,141	$108,925
Restructuring, integration and other expenses (net of tax) - continuing operations	29,298	5,917	5,797	9,513	8,071
Amortization of intangible assets and other (net of tax) - continuing operations	7,186	1,487	1,974	1,654	2,071
Other expense (net of tax)	(62)	(62)	-	-	-
Discrete income tax expense (benefit) items - continuing operations	(23,692)	(4,033)	(8,463)	(12,048)	852
Adjusted income - continuing operations	403,640	75,362	107,100	101,260	119,919

GAAP diluted EPS - continuing operations	$2.93	$0.56	$0.82	$0.76	$0.79
Restructuring, integration and other expenses (net of tax) - continuing operations	0.22	0.05	0.04	0.07	0.06
Amortization of intangible assets and other (net of tax) - continuing operations	0.05	0.01	0.01	0.01	0.02
Discrete income tax expense (benefit) items - continuing operations	(0.18)	(0.03)	(0.06)	(0.09)	-
Adjusted diluted EPS - continuing operations	3.02	0.59	0.81	0.75	0.86

* May not foot due to rounding

Organic Sales

Organic sales is defined as sales adjusted for the impact of significant acquisitions, divestitures and other items by adjusting Avnet’s prior and current (if necessary) periods to include the sales of acquired businesses and exclude the sales of divested businesses as if the acquisitions and divestitures had occurred at the beginning of the earliest period presented. Organic sales is measured on a sales from continuing operations basis. Organic sales in constant currency is defined as organic sales (as defined above) excluding the impact of changes in foreign currency exchange rates.

The following tables present the reconciliation of reported sales to organic sales for the fourth quarters and full years of fiscal 2016 and fiscal 2017.

	Fourth Quarter Ended			Years Ended
	Sales as		Organic	Sales as		Organic
	Reported	Sales from	Sales	Reported	Sales From	Sales
	Fiscal 2017	Acquisitions	Fiscal 2017	Fiscal 2017	Acquisitions (1)	Fiscal 2017
	(in millions)
Avnet	$4,606.4	$—	$4,606.4	$17,440.0	$378.3	$17,818.3
Avnet by region
Americas	$1,332.2	$—	$1,332.2	$5,163.9	$154.4	$5,318.3
EMEA	1,651.0	—	1,651.0	5,912.9	178.9	6,091.8
Asia	1,623.2	—	1,623.2	6,363.2	45.0	6,408.2
Avnet by segment
EC	$4,260.7	$—	$4,260.7	$16,474.1	$—	$16,474.1
PF	345.7	—	345.7	965.9	378.3	1,344.2

(1)	Includes Premier Farnell acquired on October 17, 2016, which has operations in each Avnet region.

	Fourth Quarter Ended			Year Ended
					Sales from
	Sales as		Organic	Sales as	Acquisitions (1) /	Organic
	Reported	Sales from	Sales	Reported	Estimated	Sales
	Fiscal 2016	Acquisitions (1)	Fiscal 2016	Fiscal 2016	Extra Week	Fiscal 2016
	(in millions)
Avnet	$3,969.0	$345.5	$4,314.5	$16,740.6	$1,061.4	$17,802.0
Avnet by region
Americas	$1,105.0	$137.7	$1,242.7	$4,801.3	$477.9	$5,279.2
EMEA	1,293.1	164.6	1,457.7	5,103.0	560.9	5,663.9
Asia	1,570.9	43.2	1,614.1	6,836.3	22.6	6,858.9
Avnet by segment
EC	$3,969.0	$—	$3,969.0	$16,740.6	$(300.0)	$16,440.6
PF	—	345.5	345.5	—	1,361.4	1,361.4

(1)	Includes Premier Farnell acquired on October 17, 2016, which has operations in each Avnet region.

	Fourth Quarter Ended
				Sales		Organic
				As Reported		Sales
	Sales	Organic	Sales	Year-Year %	Organic	Year-Year %
	As Reported	Sales	As Reported	Change in	Sales	Change in
	Q4-Fiscal	Q4-Fiscal	Year-Year	Constant	Year-Year	Constant
	2017	2017	% Change	Currency	% Change	Currency
	(Dollars in millions)
Avnet	$4,606.4	$4,606.4	16.1%	17.9%	6.8%	8.4%
Avnet by region
Americas	$1,332.2	$1,332.2	20.6%	—	7.2%	—
EMEA	1,651.0	1,651.0	27.7	32.1%	13.3	17.2%
Asia	1,623.2	1,623.2	3.3	4.0	0.6	1.2
Avnet by segment
EC	$4,260.7	$4,260.7	7.4%	8.8%	7.4%	8.8%
PF	345.7	345.7	—	—	0.1	4.0

	Fiscal 2017
				Sales		Organic
				As Reported		Sales
	Sales	Organic	Sales	Year-Year %	Organic	Year-Year %
	As Reported	Sales	As Reported	Change in	Sales	Change in
	Fiscal	Fiscal	Year-Year	Constant	Year-Year	Constant
	2017	2017	% Change	Currency	% Change	Currency
	(Dollars in millions)
Avnet	$17,440.0	$17,818.3	4.2%	5.1%	0.1%	1.0%
Avnet by region
Americas	$5,163.9	$5,318.3	7.6%	—	0.7%	—
EMEA	5,912.9	6,091.8	15.9	19.3%	7.6	10.7%
Asia	6,363.2	6,408.2	(6.9)	(7.3)	(6.6)	6.9
Avnet by segment
EC	$16,474.1	$16,474.1	(1.6)%	(1.0)%	0.2%	0.8%
PF	965.9	1,344.2	—	—	(1.3)	2.7

Historical Segment Financial Information

		Fiscal Year 2017
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	July 1,	April 1,	December 31,	October 1,
	2017	2017	2017	2016	2016
	(in millions)
Sales:
Electronic Components	$16,474.1	$4,260.7	$4,090.9	$4,004.3	$4,118.1
Premier Farnell (1)	965.9	345.7	351.0	269.2	-
Avnet sales	$17,440.0	$4,606.4	$4,441.9	$4,273.6	$4,118.1

Operating income:
Electronic Components	$661.0	$152.4	$156.8	$166.7	$185.1
Premier Farnell (1)	99.8	35.5	40.3	24.0	-
	760.8	187.9	197.1	190.7	185.1
Corporate (2)	(107.5)	(32.7)	(24.9)	(26.3)	(23.7)
Restructuring, integration and other expenses	(137.4)	(42.0)	(35.5)	(30.4)	(29.5)
Amortization of acquired intantible assets and other	(54.5)	(19.8)	(22.5)	(9.8)	(2.4)
Avnet operating income	$461.4	$93.4	$114.3	$124.2	$129.5

Sales by geographic area:
Americas	$5,163.9	$1,332.2	$1,328.6	$1,252.6	$1,250.5
EMEA	5,912.9	1,651.0	1,615.9	1,380.7	1,265.3
Asia/Pacific	6,363.2	1,623.2	1,497.4	1,640.3	1,602.3
Avnet sales	$17,440.0	$4,606.4	$4,441.9	$4,273.6	$4,118.1

(1)	Premier Farnell was acquired on October 17, 2016.
(2)	Prior to the divestiture of the Technology Solutions business in Q3 FY17, a portion of Corporate support expenses were classified within discontinued operations.

		Fiscal Year 2016
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	July 2,	April 2,	January 2,	October 3,
	2016	2016	2016	2016	2015
	(in millions)
Sales:
Electronic Components	$16,740.6	$3,969.0	$4,081.9	$4,161.1	$4,528.6
Premier Farnell (1)	-	-	-	-	-
Avnet sales	$16,740.6	$3,969.0	$4,081.9	$4,161.1	$4,528.6

Operating income:
Electronic Components	$728.7	$154.7	$184.1	$176.3	$213.6
Premier Farnell	-	-	-	-	-
	728.7	154.7	184.1	176.3	213.6
Corporate (2)	(101.3)	(23.0)	(22.8)	(23.8)	(31.7)
Restructuring, integration and other expenses	(44.8)	(9.3)	(8.9)	(14.1)	(12.5)
Amortization of acquired intantible assets and other	(9.7)	(2.2)	(2.4)	(2.3)	(2.8)
Avnet operating income	$572.9	$120.2	$150.0	$136.1	$166.7

Sales by geographic area:
Americas	$4,801.3	$1,105.0	$1,227.2	$1,165.8	$1,303.3
EMEA	5,103.0	1,293.1	1,330.7	1,141.1	1,338.1
Asia/Pacific	6,836.3	1,570.9	1,524.0	1,854.2	1,887.2
Avnet sales	$16,740.6	$3,969.0	$4,081.9	$4,161.1	$4,528.6

(1)	Premier Farnell was acquired on October 17, 2016.
(2)	Prior to the divestiture of the Technology Solutions business in Q3 FY17, a portion of Corporate support expenses were classified within discontinued operations.

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the first quarter of fiscal 2018.

	Low End of	High End of
	Guidance Range	Guidance Range

Adjusted diluted earnings per share guidance	$0.67	$0.77
Restructuring, integration and other expense (net of tax) (1)	(0.22)	(0.14)
Amortization of intangibles and other (net of tax)	(0.12)	(0.11)
Income tax expense adjustments	(0.04)	0.04
GAAP diluted earnings per share guidance	$0.29	$0.56

(1)	Included accelerated depreciation.